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                                                                       Exhibit 2

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.10 per share of Danielson Holding Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 12th day of December, 2003.

                                D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.
                                BY:   D. E. SHAW & CO., L.L.C.,
                                          as managing member


                                By: /s/ Stuart Steckler
                                    -------------------
                                    Name: Stuart Steckler
                                    Title: Managing Director


                                D. E. SHAW & CO., L.P.


                                By: /s/ Stuart Steckler
                                    -------------------
                                    Name: Stuart Steckler
                                    Title: Managing Director


                                D. E. SHAW & CO., L.L.C.


                                By: /s/ Stuart Steckler
                                    -------------------
                                    Name: Stuart Steckler
                                    Title: Managing Director


                                  DAVID E. SHAW


                                By: /s/ Stuart Steckler
                                    -------------------
                                    Name: Stuart Steckler
                                    Title: Attorney-in-Fact for David E. Shaw